FORM 8-K

UTIX GROUP, INC.

Filed:  December 20, 2004 (period:  December 14, 2004)

Report of unscheduled material events or corporate changes. e.g. resignation of director









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                                                               Table of Contents

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS



























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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported) : December 14, 2004

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                                UTIX GROUP, INC.
               (Exact name of registrant as specified in Charter)

            Delaware                  ________________         _______________
(State or other jurisdiction of    (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                              170 Cambridge Street
                              Burlington, MA 01803

                    (Address of Principal Executive Offices)

                                  781-229-2589
                            (Issuer Telephone Number)

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

(A) RESIGNATION OF DIRECTORS

     On December 14, 2004, Mr. Gary Palmer notified the Company that he is resigning as a member of the board of directors of the Registrant. Mr. Palmer's resignation is a result of the adoption of certain conflict of interest policies by his employer, WildCard Systems, Inc. Mr. Palmer joined the Board of Directors on December 29, 2003.

     The Registrant has requested a letter of resignation from Mr. Palmer and will file any letter received by the Registrant from Mr. Palmer as an exhibit to an amendment to their current report on Form 8-K within two (2) business days after receipt by the Registrant.

     The Board of Directors has not appointed a replacement for Mr. Palmer.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 20, 2004               UTIX GROUP, INC.




                                        By: /s/ Anthony G. Roth
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                                            Anthony G. Roth
                                            Chief Executive Officer


















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